UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2005

Asyst Technologies, Inc.

(Exact Name of Registrant, as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	000-22430 (Commission File Number)	94-2942251 (IRS Employer Identification Number)

48761 Kato Road, Fremont, California (Address of Principal Executive Offices)	94538 (Zip Code)

Registrant’s telephone number, including area code: (510) 661-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 13, 2005, Asyst Technologies, Inc. issued a press release titled “Asyst Technologies to Postpone Filing of Fiscal 2005 Form 10-K; Expects to File by June 29, 2005.” That press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02, including the exhibit hereto furnished under Item 2.02, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(b)
On June 13, 2005, Asyst Technologies, Inc. notified Nasdaq of its intention to file SEC Form 12b-25 and to delay filing of its Form 10-K for the fiscal year ended March 31, 2005. Therefore, the company is not in compliance with the Nasdaq listing standard that requires timely filing of periodic reports with the SEC as set forth in Nasdaq Marketplace Rule 4310(c)(14). The company anticipates filing the Form 10-K on or before June 29, 2005.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description

99.1	Press release titled “Asyst Technologies to Postpone Filing of Fiscal 2005 Form 10-K; Expects to File by June 29, 2005”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: June 14, 2005	By:	/s/ Steve Debenham
Steve Debenham
Vice President, Secretary, and General Counsel

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Press release titled “Asyst Technologies to Postpone Filing of Fiscal 2005 Form 10-K; Expects to File by June 29, 2005”

4